SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

Best Care, Inc.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Best Care, Inc.
No. A156, Xi Guo Yuan, Yong Shun Village
Tongzhou District, Beijing, P.R. China

INFORMATION STATEMENT

This information statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C there under (the “Information Statement”) has been mailed on or about November ____, 2007 to the stockholders of record as of ______, 2007 (the “Record Date”) of Best Care, Inc., a Nevada corporation (the “Company”) in connection with certain actions to be taken pursuant to the written consent of the stockholders of the Company holding a majority of the outstanding shares of common stock, dated as of November ____, 2007.

The actions to be taken pursuant to the written consent shall be taken on or about December _____, 2007, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

Jing Jiang
Chairman of the Board

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT
OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES
OF COMMON STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF
THE STOCKHOLDERS, DATED NOVEMBER 30, 2007

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following actions will be taken, pursuant to the written consent of stockholders holding a majority of the outstanding shares of common stock dated November 30, 2007, in lieu of a special meeting of the stockholders. Such action will be taken on or about December __, 2007:

1.	The articles of incorporation of the Company, (the “Articles of Incorporation”), will be amended to change the Company's name from “Best Care, Inc.” to “Beijing Logistic, Inc.”;

2.	The Articles of Incorporation will be amended to increase the number of authorized common stock, par value $0.001 per share, from 100,000,000 to 500,000,000.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement.  The Board of Directors of the Company has unanimously approved the above actions.

By Order of the Board of Directors,

Jing Jiang Chairman of the Board

BEST CARE, INC.

INFORMATION STATEMENT

CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
CONSENT OF STOCKHOLDERS OWNING A MAJORITY
OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

SUMMARY

YOU SHOULD READ THE FOLLOWING SUMMARY TOGETHER WITH THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS INFORMATION STATEMENT OR DELIVERED WITH THIS INFORMATION STATEMENT.

Name Change
The amendment to the Articles of Incorporation of Best Care, Inc., a Nevada corporation (which we refer to as “the Company,” “we,” “us” or “our”) provides for a change of the Company’s name to Beijing Logistic, Inc.

See “NAME CHANGE AND INCREASE IN AUTHORIZED COMMON STOCK”.

Increase in Authorized Shares	The amendment also provides for an increase in the number of authorized shares of common stock from 100,000,000 to 500,000,000. See “NAME CHANGE AND INCREASE IN AUTHORIZED COMMON STOCK”.
Recommendations of the Board of Directors and Written Consent of the Majority of the Company’s Stockholders
Our Board of Directors unanimously approved the Amendment to the Company’s Articles of Incorporation, a copy of which is attached as Appendix “A” (the “Amendment”).  The members of the Board of Directors unanimously believe that the Amendment is fair to, and in the best interests of, our stockholders.  The Amendment was also approved by a majority of the holders of our common stock by written consent on November 30, 2007.

See also “NAME CHANGE AND INCREASE IN AUTHORIZED COMMON STOCK.”

General Information

This Information Statement is being furnished to the stockholders of Best Care, Inc., a Nevada corporation (which we refer to in this Information Statement as “the Company,” “we,” “us” or “our”), to advise them of the corporate action described herein, which has been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon.  This action is being taken in accordance with the requirements of the Nevada General Corporation Law (“NGCL”).

Our executive offices are located at No. A156, Xi Guo Yuan, Yong Shun Village, Tongzhou District, Beijing, P.R. China, and our telephone number is 86-773-723 3098.  This Information Statement will first be mailed to stockholders on or about ________, 2007 and is being furnished for informational purposes only.

Our Board of Directors has determined that the close of business on __________, 2007 was the record date (“Record Date”) for the stockholders entitled to notice about the action authorizing an amendment to our Articles of Incorporation, as previously amended (the “Articles of Incorporation”) to change the Company’s name and increase the number of authorized shares of common stock from 100,000,000 to 500,000,000 (the “Actions”).

On November 30, 2007, stockholders who own of record 57,674,967 shares of the Company’s common stock, representing approximately 61.72% of the outstanding shares of the Company’s common stock, executed and delivered to us a written consent authorizing and approving the Actions.

Accordingly, as the Actions have been approved by a majority of our outstanding voting securities entitled to vote thereon, no vote or further action of our stockholders is required to approve the Actions.  You are hereby being provided with notice of the approval of the Actions by less than unanimous written consent of our stockholders. However, under federal law, the Actions will not be effective until at least 20 days after this Information Statement has first been sent to stockholders.  Stockholders do not have any dissenter or appraisal rights in connection with the Actions.

On November 26, 2007, our Board of Directors approved the Actions and authorized our officers to deliver this Information Statement.

Interest of Persons in Matters to be Acted Upon

Except as discussed in this Information Statement, no director or officer of the Company at any time since the beginning of the last fiscal year, or principal stockholder, has a substantial or material interest in the favorable outcome of the Actions.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 100,000,000 shares of common stock (“Common Stock”), of which 93,442,442 shares were issued and outstanding as of the Record Date. Holders of Common Stock have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated November 30, 2007; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on December ___, 2007.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information, as of November 30, 2007, concerning shares of common stock of the Company, the only class of its securities that are issued and outstanding, held by (1) each stockholder known by the Company to own beneficially more than five percent of the common stock, (2) each director of the Company, (3) each executive officer of the Company, and (4) all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock (2)
Jing-Xue Sun	21,406,186	22.91%
Ying Zhang	14,270,791	15.27%
Hong-Cai Sun	8,027,320	8.59%
Yi-Xiang Yu	5,351,546	5.73%
Shenzhen Huayin Guaranty & Investment Company Limited	5,619,124	6.01%
Jing Jiang	3,000,000	3.21%
Yu Zhang (4)	0	0
Jianlun Jing (5)	0	0
Xiangrong Xie (6)	0	0
All officers and Directors as a group (4 persons)	3,000,000	3.21%

(1) Each stockholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him. Percentages of less than one percent have been omitted from the table. The address for each of the individuals/entities listed in the table is as follows: Jing-Xue Sun: #13 Baihuashenchu, Xin Street, Xicheng District, Beijing, China 100022; Ying Zhang: #13 Baihuashenchu, Xin Street, Xicheng District, Beijing, China 100022; Hong-Cai Sun: #13 Baihuashenchu, Xin Street, Xicheng District, Beijing, China 100022; Yi-Xiang Yu: #13 Baihuashenchu, Xin Street, Xicheng District, Beijing, China 100022; Shenzhen Huayin Guaranty & Investment Company Limited: 22nd Floor No.1 Building, No.2008 Shennan Road, Shenzhen City, China 518026; Jing Jiang: PO Box 031-144 Shennan Zhong Road, Shenzhen City, P.R. China 518031; Yu Zhang, Jianlun Jing and Xiangrong Xie: c/o the Company at No. A156, Xi Guo Yuan, Yong Shun Village, Tongzhou District, Beijing, P.R. China. This table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.

(2) Calculated on the basis of 93,442,442 shares of common stock issued and outstanding as of November 30, 2007.

(3) Jing Jiang is the former CEO, CFO and Chairman of the Board of the Company.

(4) Yu Zhang became CEO of the Company as of November 21, 2007.

(5) Jianlun Jing became CFO of the Company as of November 21, 2007.

(6) Xiangrong Xie became Secretary of the Company as of November 21, 2007.

NAME CHANGE AND INCREASE IN AUTHORIZED COMMON STOCK

We are currently authorized by our Articles of Incorporation to issue 100,000,000 shares of common stock, $0.001 par value per share.

In connection with our business following the consummation of the transaction with China Baolong Logistic Limited, we may be required to issue shares of our common stock, options, awards and/or warrants in connection with employee benefit and incentive plans and employment arrangements, financing the future operations of the business, and/or stock dividends and stock splits.  No specific issuances are currently anticipated, however, to the extent such issuances occur; they will result in dilution to our current stockholders.

Accordingly, our Board of Directors believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our common stock to allow for the issuance of shares of our common stock or other securities in connection with such potential issuances and such other purposes as our Board of Directors determines.

The increase in the authorized number of shares of our common stock will permit our Board of Directors to issue additional shares of our common stock without further approval of our stockholders, and our Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements.  Our issuance of additional shares of common stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

Although we from time to time review various transactions that could result in the issuance of shares of our common stock, we have not reviewed any transaction to date, that would result in an issuance of shares of our common stock.  However, upon the increase in authorized shares of our common stock being effective, we may begin to review transactions that may result in an issuance of shares of our common stock.

We do not have in place provisions which may have an anti-takeover effect.  The increase in the authorized number of shares of our common stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board of Directors.

The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our common stock.  It may also adversely affect the market price of our common stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our common stock may increase.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

On November 26, 2007, our Board of Directors authorized the increase the authorized number of shares of our common stock from 100,000,000 to 500,000,000.  At that meeting the Board of Directors also authorized the change of the Company’s name to Beijing Logistic, Inc.  On November 30, 2007, the amendment to our Articles of Incorporation to reflect these actions was approved by written consent of holders representing approximately 61.72% of the outstanding shares of our common stock. As such, no vote or further action of the stockholders of the Company is required to approve the amendment of our Articles of Incorporation to increase the authorized shares of our common stock or change the Company’s name.  You are hereby being provided with notice of the approval of the amendment to our Articles of Incorporation, by less than unanimous written consent of our stockholders. A form of the approved Certificate of Amendment to the Articles of Incorporation is attached to this Information Statement as Appendix “A”.

We intend to file the Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

By Order of the Board of Directors,

Jing Jiang
Chairman of the Board

APPENDIX A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

* * * * * *

IT IS HEREBY CERTIFIED THAT:

FIRST: The name of the corporation is Best Care, Inc. (hereinafter called the “Corporation”).

SECOND: The Articles of Incorporation of the Corporation is hereby amended by striking out Article 1 thereof and by substituting in lieu of said Article the following new Article:

“1. The name of the corporation (hereinafter called the “Corporation”) is Beijing Logistic, Inc.”

THIRD: The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is:

FOURTH: Effective date of filing (optional):
_______________________________________________.
(must not be later than 90 days after the certificate is filed)

FIFTH: Officer Signature (Required):
____________________________________________________.

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Articles of Incorporation to be signed by its duly authorized officer this ___ day of _______ 2007.

By:
Name:
Title: Chief Executive Officer